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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------


                                   Form 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: December 1, 1999


                            Braun Consulting, Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    1-15213             36-3702425
----------------------------------  --------------    ------------------
 (State or other jurisdiction of     (Commission       (I.R.S. Employer
 incorporation or organization)      File Number)      Identification No.)


30 West Monroe, Suite 300, Chicago, Illinois               60603
--------------------------------------------            ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number including area code: (312) 984-7000
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Item 2.  Acquisition or Disposition of Assets.

On December 2, 1999, pursuant to a Merger Agreement dated as of December 1, 1999 by and among Braun Consulting, Inc. (the "Company"), ETCI Acquisition, Inc., a wholly-owned subsidiary of the Company ("Subsidiary"), Emerging Technologies Consultants, Inc. ("ETCI") and Helene O. Amster and John D. Vairo, Subsidiary merged (the "Merger") with and into ETCI, with ETCI surviving the Merger as a wholly-owned subsidiary of the Company. In connection with the Merger, the Company paid to the holders of issued and outstanding shares of ETCI's Class A Common Stock, no par value per share, and Class B Common Stock, no par value per share, an aggregate of approximately $27.0 million in common stock, par value $.001 per share, of the Company and cash. The Company used net proceeds from its initial public offering in August 1999 to finance the cash consideration for the Merger. An aggregate of approximately 493,333 shares of the Company's common stock were issued in connection with the Merger. On December 3, 1999 the Company issued the press release attached hereto as Exhibit 99.1 relating to the Merger.

The information contained in the press release is incorporated herein by reference.

Item 7.  Financial Information and Exhibits.

     (a) Financial statements for ETCI will be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K must be filed.

     (b)  Pro forma financial information that would be required pursuant to
          Article 11 of Regulation S-X will be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K must be filed.

     (c)  Exhibits

          2.1 Merger Agreement dated as of December 1, 1999 by and among Braun Consulting, Inc., ETCI Acquisition, Inc., Emerging Technologies Consultants, Inc. and Helene O. Amster and John D. Vairo

          99.1   Press Release dated December 3, 1999

                                      2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                BRAUN CONSULTING, INC.
                                                ----------------------
                                                     (Registrant)


                                                /s/John C. Burke
                                                ----------------------
                                                John C. Burke
                                                Chief Financial Officer
                                                (Duly Authorized and Chief
Date: December 16, 1999                         Accounting Officer)

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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

2.1 Merger Agreement dated as of December 1, 1999 by and among Braun Consulting, Inc., ETCI Acquisition, Inc., Emerging Technologies Consultants, Inc. and Helene O. Amster and John D. Vairo

99.1             Press Release dated December 3, 1999

                                       4